                                                                EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

        PREAMBLE: THIS AMENDMENT, dated as of July 26, 1996 (this "Amendment") is made and entered into by and among MIDCOM COMMUNICATIONS INC., a Washington corporation ("MIDCOM"), for itself as a Borrower and as agent for each other Borrower now or hereafter party to this Agreement (MIDCOM, in such capacity, herein called "Borrowers' Agent"); PACNET INC., a Washington corporation ("PacNet"), ADVAL, INC., an Oregon corporation ("AdVal"); ADVANCED NETWORK DESIGN, a California corporation ("AND"); and CEL-TECH INTERNATIONAL CORP., a Washington corporation ("Cel-Tech; Cel-Tech, AND, AdVal, PacNet and MIDCOM, called a "Borrower" or, collectively, the "Borrowers"), each with its principal place of business at MIDCOM Tower, 1111 Third Avenue, Seattle, Washington 98101; TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (in its individual capacity, called "Transamerica" or "TBCC"), with offices at Two Ravinia Drive, Suite 700, Atlanta, Georgia 30346, for itself, as a Lender, and as agent for each other Lender party to the Credit Agreement described below (the term "Lender" and any other capitalized terms used in this Preamble or in the Recitals, but not expressly defined herein or therein, defined in Section 1 of this Agreement); and each other Lender, which, as of the date hereof, is limited to NATIONSBANK OF GEORGIA, N.A., a national banking association ("NationsBank").

RECITALS:

        WHEREAS, the Borrower, the Lenders and the Agent are parties to a certain Credit Agreement, dated as of November 8, 1995 (as amended, the "Credit Agreement"), as amended to date by a certain First Amendment to Credit Agreement, dated as of March 28, 1995 (the "First Amendment"); and

        WHEREAS, the Borrowers have proposed to the Agent and the Lenders certain modifications to the Credit Agreement, to which the Agent and the Lenders have agreed, subject to the terms and conditions set forth below;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. DEFINITIONS. Any capitalized terms used hereinbelow, but not expressly defined hereinbelow, shall have the meanings given to such terms in the Credit Agreement.

        2.      FINANCIAL COVENANTS.  Existing Sections 6.1, 6.2, 6.3, 6.4 and
6.5 of the Credit Agreement are hereby deleted (and, in connection therewith, the words "permitted under subsection 6.2" in Section 7.1(D) are also deleted); and any Event of Default heretofore existing as a result of Borrowers' failure to comply with any term of said existing Sections 6.1, 6.2, 6.3, 6.4 or 6.5 is hereby waived. In lieu of the foregoing, there shall be added to Article 6 of the Credit Agreement new Sections 6.1 and 6.2, to read as follows:

        6.1  EBITDA

        EBITDA for each Applicable Period set forth below shall not be less than or, if negative (expressed by () around each number) shall not exceed, the amount set forth below for such period.

                Applicable Period                    Amount (000)
                -----------------                    ------------
                1 month ended 7/31/96                ($1,500)
                2 months ended 8/31/96               ( 3,000)
                3 months ended 9/30/96               ( 4,500)
                4 months ended 10/31/96              ( 6,000)
                5 months ended 11/30/96              ( 7,500)
                6 months ended 12/31/96              ( 9,000)

                1 month ended 1/31/97                ($1,500)
                2 months ended 2/28/97               ( 3,000)
                3 months ended 3/31/97               ( 4,500)
                4 months ended 4/30/97               ( 6,000)
                5 months ended 5/31/97               ( 7,000)
                6 months ended 6/30/97               ( 8,000)
                7 month ended 7/31/97                ( 9,000)
                8 months ended 8/31/97               (10,000)
                9 months ended 9/30/97               (10,000)
                10 months ended 10/31/97             (10,000)
                11 months ended 11/30/97             ( 9,500)
                12 months ended 12/31/97             ( 9,000)

        6.2  Minimum Excess Availability.

        The amount by which (i) the Borrowing Base, minus the sum of the Conversion Reserve and the Other Lender Reserves, exceeds (ii) the total amount of all Loans then outstanding, determined on a daily basis for each Business Day within each Applicable Period described below, shall be at least the sum prescribed opposite each such Applicable Period:


                                                     Minimum Excess
                Applicable Period                    Availability (000)
                -----------------                    ------------------
                Month Ended August 31, 1996           $20,000
                Month Ended September 30, 1996         20,000
                Month Ended October 31, 1996           20,000
                Month Ended November 30, 1996          20,000

                 Month Ended December 31, 1996               20,000
                 Month Ended January 31, 1997                20,000
                 Month Ended February 28, 1997               20,000
                 Month Ended March 31, 1997                  17,000
                 Month Ended April 30, 1997                  14,000
                 Month Ended May 31, 1997                    13,000
                 Month Ended June 30, 1997                   10,000
                 Month Ended July 31, 1997                   10,000
                 Month Ended August 31, 1997                  9,000
                 Month Ended September 30, 1997               8,000
                 Month Ended October 31, 1997                 8,000
                 Month Ended November 30, 1997                8,000
                 Month Ended December 31, 1997                8,000

The foregoing newly revised Sections 6.1 and 6.2 shall not become effective unless and until (i) the "Condition" specified in Section 3 below is fulfilled and (ii) then or at any time thereafter, a Loan is requested; but, once effective, said Sections 6.1 and 6.2 shall remain effective at all times thereafter regardless whether the initial Loan is repaid or any further Loans are requested. The initial Notice of Borrowing made on or subsequent to the Condition being fulfilled must contain MIDCOM's certification of Borrowers' compliance with the terms of each Section as of the then most recently completed "Applicable Period," in the case of Section 6.1, and for all days of the calendar month in which such Notice of Borrowing is given, in the case of
Section 6.2.

     3. CONDITION SUBSEQUENT. The waivers of Events of Default and the resetting of financial covenants contained in Section 2 above have been granted by Lenders on the condition that during the period between the date hereof and September 15, 1996, MIDCOM shall have received proceeds from the issuance of any Capital Stock or the private placement of any Debt (subject, however, to the terms of clause (iv) of Section 3 of the First Amendment in respect of Debt, except that the limitation on Debt prescribed therein shall be deemed increased to $100,000,000 from $25,000,000), or some combination thereof, totalling at least $75,000,000, and applied the proceeds thereof (net of underwriting discounts and commissions and other reasonable costs associated therewith), first, to the Bridge Loan, until it is fully paid and satisfied, and, next, to the remaining Obligations, until they are fully paid and satisfied, with any remainder of such proceeds to be used for Borrowers' working capital (all of the foregoing actions being called herein, collectively, the "Condition"). If, on September 15, 1996, the Condition has not been fulfilled, the failure of MIDCOM to fulfill the Condition shall constitute an Event of Default.

     4. ASHOK RAO. The name "Ashok Rao," appearing in the definition of "Key Man Insurance" and Sections 8.1(R), 8.1(S) and 10.5 of the Credit Agreement, is hereby changed to "William Oberlin," in each instance; provided, however, that MIDCOM shall have until August 26, 1996, within which to obtain Key Man Insurance on William Oberlin in the required amount, if William Oberlin is insurable in that amount.

        5. Waiver of Event of Default. Lenders waive any Event of Default arising under Section 8.1(C) of the Credit Agreement due to the failure of MIDCOM to a report with respect to its financial statements for its most recently concluded Fiscal Year from a Big Six Accounting Firm without Qualification, as required under Section 5.1(B) of the Credit Agreement.

        6. MISCELLANEOUS

                (a) Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement and other Loan Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lenders and Agent. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

                (b) Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and conditions set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

                (c) Estoppel. To induce Lenders and Agent to enter into this Amendment, each Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower with respect to any Obligations.

                (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of Illinois and all applicable federal laws of the United States of America.

                (e) Costs and Expenses. Borrowers agree to pay on demand all costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of Lender's counsel.


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
                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their respective officer or officers thereunto duly authorized, as of the date first above written.


                                        MIDCOM COMMUNICATIONS INC.,
                                        Individually and as Borrowers' Agent

                                        (SEAL)

                                        By: /s/ Robert J. Chamberlain
                                           ----------------------------------
                                           Name: Robert J. Chamberlain
                                                -----------------------------
                                           Title: Senior VP - CFO
                                                 ----------------------------


                                        Attest: Paul P. Senio
                                               -----------------------------
                                           Name: Paul P. Senio
                                                -----------------------------
                                           Title: Secretary
                                                 ----------------------------

                                        PACNET INC.

                                        (SEAL)

                                        By: /s/ William H. Oberlin
                                           ----------------------------------
                                           Name: William H. Oberlin
                                                -----------------------------
                                           Title: President
                                                 ----------------------------


                                        Attest: Paul P. Senio
                                               -----------------------------
                                           Name: Paul P. Senio
                                                -----------------------------
                                           Title: Secretary
                                                 ----------------------------

                                        ADVAL, INC.

                                        (SEAL)

                                        By: /s/ William H. Oberlin
                                           ----------------------------------
                                           Name: William H. Oberlin
                                                -----------------------------
                                           Title: Sole Director
                                                 ----------------------------


                                        Attest: Paul P. Senio
                                               -----------------------------
                                           Name: Paul P. Senio
                                                -----------------------------
                                           Title: Secretary
                                                 ----------------------------

                                        ADVANCED NETWORK DESIGN

                                        (SEAL)

                                        By: /s/ William H. Oberlin
                                           ----------------------------------
                                           Name: William H. Oberlin
                                                -----------------------------
                                           Title: President
                                                 ----------------------------


                                        Attest: Paul P. Senio
                                               -----------------------------
                                           Name: Paul P. Senio
                                                -----------------------------
                                           Title: Secretary
                                                 ----------------------------

                                        CEL-TECH INTERNATIONAL CORP.

                                        (SEAL)

                                        By: /s/ William H. Oberlin
                                           ----------------------------------
                                           Name: William H. Oberlin
                                                -----------------------------
                                           Title: Sole Director
                                                 ----------------------------


                                        Attest: Paul P. Senio
                                               -----------------------------
                                           Name: Paul P. Senio
                                                -----------------------------
                                           Title: Secretary
                                                 ----------------------------

                                        TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION, Individually and as Agent

                                        (SEAL)

                                        By:
                                           ----------------------------------
                                           Susan M. Hall
                                           Senior Account Executive


                                        NATIONSBANK OF GEORGIA, N.A.

                                        (SEAL)

                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                        CEL-TECH INTERNATIONAL CORP.

                                        (SEAL)

                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------


                                        Attest:
                                               -----------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                        TRANSAMERICA BUSINESS CREDIT
                                         CORPORATION, Individually and as Agent

                                        (SEAL)

                                        By:
                                           ----------------------------------
                                           Susan M. Hall
                                           Senior Account Executive

                                        NATIONSBANK OF GEORGIA, N.A.
                                         n/k/a NationsBank, N.A. (SOUTH)

                                        (SEAL)

                                        By: /s/ Tina H. Lane
                                           ----------------------------------
                                           Name: Tina H. Lane
                                                -----------------------------
                                           Title: Vice President
                                                 ----------------------------

                                        CEL-TECH INTERNATIONAL CORP.

                                        (SEAL)

                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------


                                        Attest:
                                               -----------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                        TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION, Individually and as Agent

                                        (SEAL)

                                        By: /s/ Terrell W. Harris
                                           ----------------------------------
                                           Terrell W. Harris
                                           Region Credit Manager


                                        NATIONSBANK OF GEORGIA, N.A.

                                        (SEAL)

                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

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